UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)
Semi-Annual Report
For the Six Months Ended
May 31, 2022

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2022.
I would like to begin by addressing the elephant in the room: how everything so good has seemingly gotten so bad. If you are someone having difficulty understanding today’s investment climate, you are certainly not alone, in my opinion. Let us see if we can make some sense of things. While stocks and bonds have been roughed up in 2022, commodities, such as crude oil and gasoline, have surged higher. For the better part of the previous decade, the opposite was true. Stocks and bonds prospered in a low rate, low inflationary climate, while commodities dropped in value. It appears that the primary catalyst behind this recent shift in sentiment is robust inflation, which is defined as too much money chasing too few goods. The Consumer Price Index (“CPI”) stood at 8.6% on a trailing 12-month basis on May 31, 2022, the highest it has been since 1982, according to data from the U.S. Bureau of Labor Statistics. For comparative purposes, the average rate on the CPI has been 3.0% since 1926.
Conventional wisdom says that the cure for high prices is high prices, particularly with respect to commodities. In other words, let market forces determine prices. This implies that high prices at some point should be effective in curbing demand, which, in turn, should reduce the supply of goods and prices over time. But we do not leave it solely to market forces. This is where the central banks step in. The Federal Reserve (the “Fed”) played a major role in fueling inflation by massively increasing the U.S. money supply during the coronavirus pandemic to help prop up demand, in my opinion. The Fed’s traditional remedy for spiking inflation is to curb demand for goods and services by increasing the rate of interest levied on borrowed money. This process is currently underway. As of June 15, 2022, the Federal Funds target rate (upper bound) stood at 1.75%, up from 0.25% this past March. The Fed has signaled that it intends to raise this benchmark lending rate by another 50-75 basis points (“bps”) at its next meeting on July 27, 2022 and could take the rate above the 3.00% mark by year-end. Investors need to accept the fact that the days of low inflation and low interest rates are behind us, at least for the foreseeable future.
As previously noted, stocks and bonds have succumbed to selling pressure in 2022. Aside from spiking inflation, the common thread between the two markets is the sharp rise in Treasury yields, particularly the benchmark 10-Year Treasury Note (“T-Note”). In fact, higher bond yields are usually a byproduct of rising inflation. The closing yield on the 10-Year T-Note has risen from 1.51% on December 31, 2021 to 3.23% on June 17, 2022, or an increase of 172 bps, according to Bloomberg. That is a sharp move higher in a relatively short period of time. As you likely know, bond prices and bond yields are inversely related. When bond yields rise, bond prices, in most cases, fall, particularly with respect to investment-grade debt. Keep in mind, the yield on the 10-Year T-Note bottomed at 0.51% (all-time closing low) on August 4, 2020, so bond yields have been normalizing for nearly two years. What is normal? Well, the yield on the 10-Year T-Note averaged 3.95% for the 30-year period ended June 17, 2022. Stock prices have also been negatively impacted by the upward move in bond yields. Higher bond yields can put downward pressure on future corporate earnings and margins. Stock prices have been adjusting lower to reflect this. Also, over time, the higher bond yields trend, the more attractive/competitive they become to investors relative to stocks. Lastly, after posting an annualized U.S. gross domestic product (“GDP”) growth rate of -1.5% in the first quarter of 2022, we are hearing more talk about the potential for a recession, which is defined as two consecutive quarters of negative GDP growth. The Fed has discussed the concept of a soft landing, where the economy would slow but not enter recessionary territory, but that is easier said than done. Brian Wesbury, Chief Economist at First Trust, is not forecasting a recession for this year, but he does believe we could experience one in late 2023 or 2024. As always, stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$10.24
Common Share Net Asset Value (“NAV”)	$10.72
Premium (Discount) to NAV	(4.48)%
Net Assets Applicable to Common Shares	$91,621,880
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	7.81%
Current Distribution Rate on NAV(2)	7.46%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	6 Months Ended 5/31/22	1 Year Ended 5/31/22	5 Years Ended 5/31/22	10 Years Ended 5/31/22	Inception (3/25/04) to 5/31/22
Fund Performance(3)
NAV	9.98%	11.11%	4.47%	6.55%	6.96%
Market Value	10.39%	10.91%	4.57%	6.49%	6.42%
Index Performance
S&P 500® Utilities Total Return Index	14.74%	17.68%	10.30%	11.48%	10.43%

Industry Classification	% of Total Investments
Oil, Gas & Consumable Fuels	27.0%
Electric Utilities	22.8
Water Utilities	13.5
Multi-Utilities	10.6
Media	5.3
Road & Rail	2.6
Gas Utilities	2.3
Transportation Infrastructure	2.3
Independent Power & Renewable Electricity Producers	2.1
Wireless Telecommunication Services	1.9
Diversified Telecommunication Services	1.5
Airlines	1.3
Industrial Conglomerates	1.2
Chemicals	1.2
Health Care Providers & Services	0.9
Commercial Services & Supplies	0.8
Machinery	0.8
Aerospace & Defense	0.7
Containers & Packaging	0.6
Construction & Engineering	0.4
Food & Staples Retailing	0.2
Total	100.0%

Top 10 Issuers	% of Total Investments
Severn Trent PLC	6.7%
National Grid PLC	6.3
Enbridge, Inc.	5.6
Enterprise Products Partners, L.P.	5.3
Terna Rete Elettrica Nazionale S.p.A	4.8
CLP Holdings, Ltd.	4.8
Eversource Energy	4.7
TC Energy Corp.	4.7
Sempra Energy	4.2
Pennon Group PLC	3.9
Total	51.0%

Country Allocation	% of Total Investments
United States	46.4%
United Kingdom	19.9
Canada	15.8
Italy	8.0
Hong Kong	4.8
Japan	2.6
Australia	1.4
Ireland	0.7
Luxembourg	0.4
Total	100.0%
(1)	Most recent distribution paid or declared through May 31, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited.
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $3.4 billion of assets as of May 31, 2022. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $2.2 billion of assets as of May 31, 2022, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and, are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The six-month period ending May 31, 2022 began with concerns around “Omicron”, the coronavirus (“COVID-19”) variant that surfaced in November 2021 which proved to be more infectious than the “Delta” strain; however, investors took consolation in that it also appeared to be far less virulent.
The first quarter of 2022 saw major changes in the macroeconomic environment, driven by geopolitical factors. Equity markets reacted negatively as inflation increased, conflict broke out in Eastern Europe and commodity prices spiked. Oil and natural gas prices rose significantly during the first quarter, fueling expectations for higher inflation, a positive macroeconomic variable for infrastructure assets. Bond yields rose significantly during the first quarter, with 10-Year U.S. Treasury yields starting the period at 1.51% and finishing at 2.34%, driven by a rapid escalation in expectations regarding the Federal Reserve’s approach to increasing interest rates.
The infrastructure sector significantly outperformed broader equity markets for the quarter, as the S&P Global Infrastructure Index (net) rose 7.3%, as rising inflation, lower growth expectations, and a flight towards more stable and predictable investments combined. Broader equity markets staged a recovery later in the quarter but ended the period down 5.2%, as measured by the MSCI World Index (net).

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2022 (Unaudited)
Toward the end of the six-month period, May 2022 failed to provide the catalyst that markets were waiting for. Central banks continued to grapple with inflation, but they were now even more conscious of rising growth risks, which remained higher in Europe than the U.S. Labor markets remained tight but with real wage growth negative, the squeeze on consumers remained.
Performance Analysis
		Average Annual Total Returns
	6 Months Ended 5/31/22	1 Year Ended 5/31/22	5 Years Ended 5/31/22	10 Years Ended 5/31/22	Inception (3/25/04) to 5/31/22
Fund Performance(1)
NAV	9.98%	11.11%	4.47%	6.55%	6.96%
Market Value	10.39%	10.91%	4.57%	6.49%	6.42%
Index Performance
S&P 500® Utilities Total Return Index	14.74%	17.68%	10.30%	11.48%	10.43%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return  for the six-month period ended May 31, 2022 was 9.98%, underperforming the 14.74% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were a number of factors driving the Core Component’s contribution to the Fund’s NAV total return during the period.
The largest positive contributor to absolute performance was the Fund’s exposure to energy infrastructure. The sector saw meaningful outperformance in line with commodity prices rising. The Electric utility sector was another strong positive contributor to the Fund’s performance. Eversource Energy and National Grid PLC were both notable performers during the period.
Stocks in the Electricity and Gas Distribution and Electricity Transmissions sectors also contributed meaningfully to the Fund’s performance.

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2022 (Unaudited)
The Water sector was the largest detractor from absolute performance led by the United Kingdom (“U.K.”) water utilities. Pennon Group PLC, United Utilities Group PLC and Severn Trent PLC, all underperformed during the period.
Portfolio Composition – Core Component
As of May 31, 2022, the Fund’s Core Component was well diversified across 20 positions in global infrastructure stocks, representing 7 countries and 8 sectors. During the six-month period ended May 31, 2022, the main changes in the Fund’s weightings were decreases in the Electric Utilities and Water sectors. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the S&P/LSTA Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index returned -1.8% in the six-month period ended May 31, 2022 as geopolitical concerns related to the invasion of Ukraine and concerns related to persistently high inflation caused volatility across risk markets.  The highest rated loans outperformed during the period, with BB-rated loans generating a total return of -1.0% versus -2.0% for single B-rated loans and -4.3% for CCC-rated loans.
The Senior Loan component underperformed the LSTA Index by returning -1.9% during the period. The use of leverage within the Fund detracted from performance during the period. Some of the Fund’s more cyclical holdings underperformed during the period, such as specialty chemical company PMHC II, Inc. and wireline operator Consolidated Communications, Inc. Likewise, the Fund’s more defensive issuers, such as Hamilton Projects Acquiror LLC and Astoria Energy LLC, contributed to performance during the period. Loan market technicals were positive during the period, as approximately $27 billion of retail inflows combined with $67 billion of collateralized loan obligation issuance.
For public filers within the LSTA Index, the first quarter Earnings Before Interest, Tax, Depreciation and Amortization (“EBIDTA”) increased 15% year-over-year, after an 8% rise in the fourth quarter of 2021. However, it is noteworthy that earnings growth came despite an 18% growth rate in the first quarter of 2022 revenue, which highlights lower margins from increasing input costs. The LSTA Index default rate finished the period near a 10-year low of 0.2%.
Performance Relative to the Index
The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to the Index was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a negative impact on the performance of the Fund over this reporting period.
Distributions
During the six-month period ended May 31, 2022, the Fund announced two regularly scheduled quarterly distributions, the first and second both at $0.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began and ended the period at $0.20 per share. Based on the $0.20 per share quarterly distribution, the annualized distribution rate at May 31, 2022 was 7.46% at NAV and 7.81% at market price. The final determination of the source and

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2022 (Unaudited)
tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
Core Component
Investors have had to stomach a difficult period so far in 2022 and those hoping the arrival of spring in the Northern hemisphere would herald a sea change will have been disappointed. While the markets ended the period covered by this report broadly flat, there has been significant volatility during the period. The key macro risks of war in Ukraine, tightening monetary policy and COVID-19 restrictions in China remain, and markets lacked a clear catalyst for a change in sentiment.
The coming period likely will see a continuation of a few notable themes. We expect global mobility to continue to improve as the world continues to recover from the sharp declines seen during the pandemic. While impediments may arise with new strains or other issues, we are encouraged by the vaccine penetration around the world and a sense among many markets that we are getting closer to transitioning from a pandemic to an endemic.
The conflict in the Ukraine only further reinforces the trend of renewable electricity development, in our view, as Europe seeks to bring about energy independence from Russia. We believe this, combined with general trends supportive of reducing climate emissions, will continue to encourage multiple companies’ buildouts of renewable generation as well as support the transmission networks that move such power. The actions of the central banks and the movements in long-term interest rates around the world will likely be an important driver of relative global valuations. We are monitoring such closely as well as developments in inflation, which should remain elevated for the period, and retain our preference for companies with explicit linkage to rising inflation. As always, we continue to look for companies that have relatively high and stable cash flows that we can purchase at an attractive valuation. We continue to maintain our preference towards names that will directly – through regulation or contractual terms – benefit from a rise in inflation, such as U.K. water and electric utilities.
We continue to notice that many investors in listed infrastructure markets overemphasize near-term observations of activity, whereas our process seeks to value assets over at least 10 years. We believe a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. In our view, vigilant and continuous assessment of the current market environment may offer opportunities to take advantage of market dislocations and has the potential to achieve attractive risk-adjusted returns for investors with a keen focus on sustainable, steady growth in capital and income over time.
Senior Loan Component
We believe fundamentals should generally continue to improve, but credit selection may be critical to navigating an environment in which there will be winners and losers. Default rates are expected to be in the 1-2% range over the next 12 months, and we are positioning accordingly. We are focusing on the single B-rated quality sector, with a preference for more economically defensive industries. We believe this approach to positioning can allow an investor to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2022 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 81.9%
	Australia – 1.8%
156,912	Transurban Group (b)	$1,618,176
	Canada – 19.8%
139,948	Enbridge, Inc. (b)	6,464,926
141,150	Hydro One Ltd. (b) (c) (d)	3,937,045
56,113	Pembina Pipeline Corp. (b)	2,262,532
94,560	TC Energy Corp. (b)	5,473,169
		18,137,672
	Hong Kong – 6.1%
561,000	CLP Holdings, Ltd. (b)	5,594,129
	Italy – 10.2%
220,601	Enav S.p.A. (b) (c) (d) (e)	1,019,773
457,911	Snam S.p.A. (b)	2,659,504
663,718	Terna-Rete Elettrica Nazionale S.p.A. (b)	5,621,897
		9,301,174
	Japan – 3.3%
83,000	West Japan Railway Co. (b)	3,065,716
	United Kingdom – 25.2%
499,732	National Grid PLC (b)	7,373,931
362,242	Pennon Group PLC (b)	4,569,176
213,030	Severn Trent PLC (b)	7,825,000
252,517	United Utilities Group PLC (b)	3,366,521
		23,134,628
	United States – 15.5%
59,368	Eversource Energy (b)	5,480,854
193,082	Kinder Morgan, Inc. (b)	3,801,784
19,280	Sempra Energy (b)	3,159,221
10,982	Sempra Energy (MXN) (b)	1,776,835
		14,218,694
	Total Common Stocks	75,070,189
	(Cost $67,783,136)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 9.9%
	United States – 9.9%
224,254	Enterprise Products Partners, L.P. (b)	6,149,045
56,713	Magellan Midstream Partners, L.P. (b)	2,932,062
	Total Master Limited Partnerships	9,081,107
	(Cost $6,007,612)

Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 35.3%
	Canada – 0.3%
$250,000	Air Canada, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.25%	08/11/28	242,970
	Ireland – 0.9%
575,000	Castlelake Aviation One DAC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.50% Floor	3.58%	10/22/26	552,000
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2022 (Unaudited)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Ireland (Continued)
$300,000	Setanta Aircraft Leasing DAC, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.01%	11/05/28	$290,925
				842,925
	Luxembourg – 0.5%
490,000	Connect Finco SARL, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	4.56%	12/11/26	469,175
	United States – 33.6%
248,125	BW Gas & Convenience Holdings LLC, Term Loan B, 1 Mo. LIBOR + 3.50%, 0.50% Floor	4.56%	03/31/28	238,200
710,722	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.06%	01/15/25	686,379
1,161,288	Calpine Corp., Term Loan B5, 1 Mo. LIBOR + 2.50%, 0.00% Floor	3.56%	12/16/27	1,129,480
678,785	Calpine Corp., Term Loan B9, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.06%	04/05/26	656,725
2,120,592	Charter Communications Operating LLC, Term Loan B2, 1 Mo. LIBOR + 1.75%, 0.00% Floor	2.81%	02/01/27	2,074,766
586,575	CMG Media Corp., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.00% Floor	4.56%	12/17/26	561,646
928,206	Consolidated Communications, Inc., Term Loan B1, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.56%	10/02/27	822,623
710,361	Core & Main L.P., Term Loan B-1 Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.32%	07/27/28	684,255
595,691	CSC Holdings LLC, 2017 Refinancing Term Loan, 3 Mo. LIBOR + 2.25%, 0.00% Floor	3.13%	07/17/25	565,162
639,937	Cumulus Media New Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.75%, 1.00% Floor	4.75%	03/31/26	621,379
1,193,750	Directv Financing LLC, Initial Term Loan, 1 Mo. LIBOR + 5.00%, 0.75% Floor	6.06%	08/02/27	1,152,960
380,495	Form Technologies LLC, Term Loan B, 1 Mo. LIBOR + 4.75%, 1.00% Floor	6.01%	07/22/25	355,763
1,460,250	Frontier Communications Holdings LLC, Term Loan B-Exit, 1 Mo. LIBOR + 3.75%, 0.75% Floor	4.81%	10/08/27	1,390,888
740,625	Global Medical Response, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	5.25%	10/02/25	704,520
498,750	Gray Television, Inc., Term Loan D, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.06%	12/01/28	483,892
1,871,725	Hamilton Projects Acquiror LLC, Term Loan B, 1 Mo. LIBOR + 4.50%, 0.75% Floor	5.51%	06/17/27	1,830,191
291,295	HCA Inc., Tranche B Term Loan B14, 1 Mo. LIBOR + 1.75%, 0.00% Floor	2.81%	06/30/28	290,567
500,000	Hexion, Inc., Initial Term Loan, 1 Mo. SOFR + 4.50%, 0.50% Floor	5.92%	03/15/29	469,585
248,125	Madison IAQ LLC, Initial Term Loan, 1 Mo. LIBOR + 3.25%, 0.50% Floor	4.52%	06/21/28	234,994
1,250,000	Mileage Plus Holdings LLC, Term Loan B, 1 Mo. LIBOR + 5.25%, 1.00% Floor	6.25%	06/21/27	1,266,662
997,500	Olympus Water US Holding Corp., Term Loan B, 1 Mo. LIBOR + 3.75%, 0.50% Floor	4.81%	11/09/28	948,253
2,192,982	Parkway Generation LLC, Term Loan B, 1 Mo. LIBOR + 4.75%, 0.75% Floor	5.81%	02/18/29	2,108,925
307,018	Parkway Generation LLC, Term Loan C, 1 Mo. LIBOR + 4.75%, 0.75% Floor	5.81%	02/18/29	295,250

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2022 (Unaudited)
Principal Value	Description	Rate (f)	Stated Maturity (g)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$2,245,572	PG&E Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.50% Floor	4.00%	06/23/25	$2,171,895
748,125	Pretium PKG Holdings, Inc., Term Loan First Lien Initial Term Loan, 1 Mo. LIBOR + 4.00%, 0.50% Floor	4.80%-4.97%	10/01/28	695,292
744,375	Sinclair Television Group, Inc., Term Loan B3, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.06%	04/01/28	703,434
1,995,000	Southwestern Energy Co., Term Loan B, 1 Mo. SOFR + 2.50%, 0.50% Floor	3.30%	06/22/27	1,965,075
550,000	SPX FLOW, Inc., Term Loan B, 1 Mo. SOFR + 4.50%, 0.50% Floor	5.53%	04/05/29	515,972
1,456,625	Standard Industries Inc./NJ, Term Loan B, 1 Mo. LIBOR + 2.50%, 0.50% Floor	3.79%	09/22/28	1,421,826
350,000	Telenet Financing USD LLC, Term Loan AR, 6 Mo. LIBOR + 2.00%, 0.00% Floor	2.88%	04/28/28	336,728
1,500,000	TerraForm Power Operating LLC, Term Loan B, 1 Mo. SOFR + 2.75%, 0.50% Floor	4.16%	05/30/29	1,462,500
497,500	USIC Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 0.75% Floor	4.56%	05/14/28	476,978
1,000,000	Viasat, Inc., Term Loan B, 1 Mo. SOFR + 4.50%, 0.50% Floor	5.65%	03/04/29	963,130
500,000	Vistra Operations Co., LLC, 2018 Incremental Term Loans, 1 Mo. LIBOR + 1.75%, 0.00% Floor	2.91%	12/31/25	485,340
				30,771,235
	Total Senior Floating-Rate Loan Interests			32,326,305
	(Cost $33,209,442)

Total Investments – 127.1%	116,477,601
(Cost $107,000,190)
Outstanding Loan – (36.3)%	(33,250,000)
Net Other Assets and Liabilities – 9.2%	8,394,279
Net Assets – 100.0%	$91,621,880

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Non-income producing security.
(f)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(g)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
SOFR	Secured Overnight Financing Rate

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2022 (Unaudited)
Currency Exposure Diversification	% of Total Investments
United States Dollar	46.2%
British Pound Sterling	19.9
Canadian Dollar	15.6
Euro	8.0
Hong Kong Dollar	4.8
Japanese Yen	2.6
Mexican Peso	1.5
Australian Dollar	1.4
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 75,070,189	$ 75,070,189	$ —	$ —
Master Limited Partnerships*	9,081,107	9,081,107	—	—
Senior Floating-Rate Loan Interests*	32,326,305	—	32,326,305	—
Total Investments	$ 116,477,601	$ 84,151,296	$ 32,326,305	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $107,000,190)	$ 116,477,601
Cash	7,449,513
Foreign currency (Cost $24)	24
Receivables:
Investment securities sold	2,050,878
Dividends	298,078
Dividend reclaims	160,843
Interest	124,869
Prepaid expenses	18,906
Total Assets	126,580,712
LIABILITIES:
Outstanding loan	33,250,000
Payables:
Investment securities purchased	975,000
Investment advisory fees (includes Sub-Advisory fees of $190,917)	318,195
Withholding tax	255,254
Audit and tax fees	75,192
Interest and fees on loan	51,928
Transfer agent fees	13,287
Administrative fees	8,066
Shareholder reporting fees	5,327
Custodian fees	2,410
Trustees’ fees and expenses	2,117
Financial reporting fees	771
Other liabilities	1,285
Total Liabilities	34,958,832
NET ASSETS	$91,621,880
NET ASSETS consist of:
Paid-in capital	$ 134,260,178
Par value	85,474
Accumulated distributable earnings (loss)	(42,723,772)
NET ASSETS	$91,621,880
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.72
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2022 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $253,014)	$ 1,983,496
Interest	657,487
Other	3,609
Total investment income	2,644,592
EXPENSES:
Investment advisory fees (includes Sub-Advisory fees of $373,577)	622,629
Interest and fees on loan	234,942
Audit and tax fees	52,985
Administrative fees	45,090
Shareholder reporting fees	21,871
Transfer agent fees	16,374
Trustees’ fees and expenses	8,871
Listing expense	7,754
Custodian fees	7,576
Financial reporting fees	4,625
Legal fees	2,134
Other	7,525
Total expenses	1,032,376
NET INVESTMENT INCOME (LOSS)	1,612,216
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,354,928
Foreign currency transactions	44,646
Net realized gain (loss)	3,399,574
Net change in unrealized appreciation (depreciation) on:
Investments	3,355,392
Foreign currency translation	14,906
Net change in unrealized appreciation (depreciation)	3,370,298
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,769,872
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,382,088

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2022 (Unaudited)	Year Ended 11/30/2021
OPERATIONS:
Net investment income (loss)	$ 1,612,216	$ 6,022,439
Net realized gain (loss)	3,399,574	2,048,853
Net change in unrealized appreciation (depreciation)	3,370,298	4,323,111
Net increase (decrease) in net assets resulting from operations	8,382,088	12,394,403
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,418,977)	(5,668,091)
Return of capital	—	(1,169,863)
Total distributions to shareholders	(3,418,977)	(6,837,954)
Total increase (decrease) in net assets	4,963,111	5,556,449
NET ASSETS:
Beginning of period	86,658,769	81,102,320
End of period	$ 91,621,880	$ 86,658,769
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2022 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,382,088
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(41,968,971)
Sales, maturities and paydown of investments	50,343,302
Return of capital received from investment in MLPs	337,580
Net amortization/accretion of premiums/discounts on investments	(16,332)
Net realized gain/loss on investments	(3,354,928)
Net change in unrealized appreciation/depreciation on investments	(3,355,392)
Changes in assets and liabilities:
Decrease in interest receivable	5,257
Increase in dividend reclaims receivable	(20,094)
Decrease in dividends receivable	140,025
Decrease in other assets	246
Increase in prepaid expenses	(15,695)
Increase in interest and fees payable on loan	19,783
Increase in investment advisory fees payable	10,945
Decrease in audit and tax fees payable	(4,140)
Decrease in legal fees payable	(2,877)
Decrease in shareholder reporting fees payable	(8,313)
Decrease in administrative fees payable	(3,081)
Decrease in custodian fees payable	(265)
Increase in transfer agent fees payable	10,504
Decrease in trustees’ fees and expenses payable	(375)
Increase in other liabilities payable	1,285
Decrease in withholding tax payable	(14,397)
Cash provided by operating activities		$10,486,155
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,128,465)
Cash used in financing activities		(5,128,465)
Increase in cash and foreign currency (a)		5,357,690
Cash and foreign currency at beginning of period		2,091,847
Cash and foreign currency at end of period		$7,449,537
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$215,159

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $14,906.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2022 (Unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 10.14	$ 9.49	$ 11.08	$ 10.77	$ 13.34	$ 12.67
Income from investment operations:
Net investment income (loss)	0.19	0.70	0.77	0.85	1.10	1.18
Net realized and unrealized gain (loss)	0.79	0.75	(1.51)	0.51	(2.47)	0.69
Total from investment operations	0.98	1.45	(0.74)	1.36	(1.37)	1.87
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.66)	(0.85)	(0.45)	(0.94)	(1.13)
Return of capital	—	(0.14)	—	(0.60)	(0.26)	(0.07)
Total distributions paid to Common Shareholders	(0.40)	(0.80)	(0.85)	(1.05)	(1.20)	(1.20)
Common Share repurchases	—	—	—	—	—	0.00 (a)
Net asset value, end of period	$10.72	$10.14	$9.49	$11.08	$10.77	$13.34
Market value, end of period	$10.24	$9.65	$8.20	$10.21	$10.41	$12.84
Total return based on net asset value (b)	9.98%	15.96%	(5.54)%	13.75%	(10.29)%	15.39%
Total return based on market value (b)	10.39%	27.71%	(11.42)%	8.44%	(9.91)%	27.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 91,622	$ 86,659	$ 81,102	$ 94,686	$ 92,096	$ 113,872
Ratio of total expenses to average net assets	2.21% (c)	2.13%	2.50%	3.15%	3.04%	2.61%
Ratio of total expenses to average net assets excluding interest expense	1.71% (c)	1.70%	1.85%	1.80%	1.79%	1.72%
Ratio of net investment income (loss) to average net assets	3.45% (c)	6.84%	7.85%	7.57%	9.16%	8.66%
Portfolio turnover rate	32%	92%	209%	153%	216%	181%
Indebtedness:
Total loan outstanding (in 000’s)	$ 33,250	$ 33,250	$ 27,050	$ 38,100	$ 39,200	$ 42,500
Asset coverage per $1,000 of indebtedness (d)	$ 3,756	$ 3,606	$ 3,998	$ 3,485	$ 3,349	$ 3,679

(a)	Amount represents less than $0.01 per share.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower;
5)	the credit quality and cash flow of the borrower, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
11)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s competitive position within the industry;
13)	the borrower’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2022, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”) announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
For the six months ended May 31, 2022, distributions of $337,580 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund did not have any unfunded loan commitments as of May 31, 2022.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2021, was as follows:
Distributions paid from:
Ordinary income	$5,668,091
Capital gains	—
Return of capital	1,169,863

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
As of November 30, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(51,481,105)
Net unrealized appreciation (depreciation)	5,503,710
Total accumulated earnings (losses)	(45,977,395)
Other	(1,709,488)
Paid-in capital	134,345,652
Total net assets	$86,658,769
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2021, the Fund had $51,481,105 of non-expiring capital loss carryforwards for federal income tax purposes.
During the taxable year ended November 30, 2021, the Fund utilized non-expiring capital loss carryforwards of $1,113,199.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2021, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of May 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$107,000,190	$14,661,439	$(5,184,028)	$9,477,411
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (“Computershare”) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2022, were $38,472,721 and $48,883,264, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to 1-month LIBOR plus 85 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2022, the daily average amount outstanding under the BNP Paribas Facility was $33,250,000. As of May 31, 2022, the Fund had outstanding borrowings of $33,250,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2022, were 1.97% and 0.95%, respectively, and the weighted average interest rate was 1.24%. The interest rate at May 31, 2022, was 1.97%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Effective June 16, 2022, the BNP Paribas Facility was amended, and the interest rate changed to SOFR plus 95 basis points.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 5,626,040 and the number of votes withheld was 289,268.  The number of votes cast in favor of Mr. Nielson was 5,633,622 and the number of votes withheld was 281,686. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.  The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Canada Risk. The Fund invests in securities of Canadian issuers and is therefore subject to certain risks specifically associated with investments in the securities of Canadian issuers.  The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole.  Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor.  These and other factors could have a negative impact on the Fund and its investments in Canada.
Credit Agency Risk.  Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk.  Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal, when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, sub-advisor, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Equity Securities Risk.  The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Illiquid Securities Risk.  The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.  The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.
Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, the senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.  This risk is more prevalent with respect to debt securities.  Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Infrastructure and Industry Concentration Risk.  Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
Interest Rate Risk.  The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Leverage Risk.  The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022.  However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors.  Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Management Risk and Reliance on Key Personnel.  The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value.  Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States.  These hostilities and sanctions resulting from these hostilities could have a significant impact on certain Fund investments as well as Fund performance.  As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
MLP Risk.  As a result of the Fund’s exposure to MLPs, a downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest in the group of industries that are part of the energy sector. Certain risks inherent in investing in MLPs include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
Certain MLP securities may trade in relatively low volumes due to their smaller market capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-U.S. Securities and Currency Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain non-U.S. banks or securities depositories that hold non-U.S. securities and non-U.S. currency and the laws of certain countries may limit the ability to recover such assets if a non-U.S. bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in non-U.S. securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a non-U.S. market, but before the time the Fund computes its current net asset value, causes a change in the price of the non-U.S. securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Portfolio Turnover Risk.  The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.
Potential Conflicts of Interest Risk.  First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.
Prepayment Risk.  Loans are subject to prepayment risk. Prepayment risk is the risk that a borrower repays principal prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Qualified Dividend Income Tax Risk.  There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Restricted Securities Risk.  The Fund may invest in restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.
Risks Associated with an Investment in Initial Public Offerings.  Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2022 (Unaudited)
such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future.  The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates.  This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss.  As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Tax Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
United Kingdom Risk.  The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. The precise impact on the United Kingdom’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. Certain sectors within the United Kingdom’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106-2354
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 3, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 3, 2022

* Print the name and title of each signing officer under his or her signature.